Exhibit 99.1

Blackstone Reports Second Quarter 2017 Results

New York, July 20, 2017: Blackstone (NYSE:BX) today reported its second quarter 2017 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone reported strong results for our shareholders in the second quarter, which also marked the end of our first decade as a public company. The firm remains in top form – revenue, earnings, and distributions all saw double-digit growth versus the prior year, and AUM reached a new all-time high of $371 billion, having grown fourfold since the IPO. Our LPs continue to entrust us with more of their capital to manage as we extend our expertise across more investment strategies. I’m confident that our culture of excellence, integrity and innovation will continue to serve our investors in the coming decades as well as it has in our last.”

Blackstone issued a full detailed presentation of its second quarter 2017 results, which can be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.54 per common unit to record holders of common units at the close of business on July 31, 2017. This distribution will be paid on August 7, 2017.

Quarterly Investor Call Details

Blackstone will host a conference call on July 20, 2017 at 11:00 a.m. ET to discuss second quarter 2017 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 756 128 72#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with over $370 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

2

Blackstone’s Second Quarter 2017 Earnings July 20, 2017

Blackstone

% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
2Q'16
2Q'17
vs. 2Q'16
2Q'16 YTD
2Q'17 YTD
vs. 2Q'16 YTD
Revenues
Management and Advisory Fees, Net
607,823
$
686,586
$
13%
1,216,729
$
1,328,728
$
9%
Performance Fees
Realized Carried Interest
323,734

602,160

86%
554,643

1,713,416

209%
Realized Incentive Fees
29,441

40,805

39%
57,860

87,965

52%
Unrealized Carried Interest
88,292

65,197

(26)%
135,878

(89,486)

n/m
Unrealized Incentive Fees
7,776

48,235

520%
15,355

107,644

601%
Total Performance Fees
449,243

756,397

68%
763,736

1,819,539

138%
Investment Income (Loss)
Realized
65,037

125,058

92%
53,036

376,402

610%
Unrealized
40,102

7,275

(82)%
43,595

(32,913)

n/m
Total Investment Income
105,139

132,333

26%
96,631

343,489

255%
Interest and Dividend Revenue
22,286

33,703

51%
45,361

62,198

37%
Other
7,935

(59,664)

n/m
2,323

(63,876)

n/m
Total Revenues
1,192,426

1,549,355

30%
2,124,780

3,490,078

64%
Expenses
Compensation and Benefits
Compensation
355,424

367,203

3%
701,427

718,792

2%
Performance Fee Compensation
Realized Carried Interest
87,580

195,289

123%
146,084

561,480

284%
Realized Incentive Fees
15,250

21,481

41%
29,374

44,233

51%
Unrealized Carried Interest
75,202

74,500

(1)%
105,203

70,113

(33)%
Unrealized Incentive Fees
2,689

20,600

666%
6,137

43,739

613%
Total Compensation and Benefits
536,145

679,073

27%
988,225

1,438,357

46%
General, Administrative and Other
130,988

115,281

(12)%
254,033

221,325

(13)%
Interest Expense
36,878

41,089

11%
74,234

81,335

10%
Fund Expenses
8,592

49,669

478%
13,821

73,745

434%
Total Expenses
712,603

885,112

24%
1,330,313

1,814,762

36%
Other Income
Net Gains from Fund Investment Activities
30,703

110,054

258%
49,845

176,186

253%
Income Before Provision for Taxes
510,526
$
774,297
$
52%
844,312
$
1,851,502
$
119%
Provision for Taxes
47,415

29,608

(38)%
56,561

87,045

54%
Net Income
463,111
$
744,689
$
61%
787,751
$
1,764,457
$
124%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
(2,049)

991

n/m
(8,450)

2,991

n/m
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
64,729

112,944

74%
104,815

251,629

140%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
201,805

287,979

43%
333,007

705,237

112%
Net Income Attributable to The Blackstone Group L.P. ("BX")
198,626
$
342,775
$
73%
358,379
$
804,600
$
125%
Net Income per Common Unit, Basic
0.31
$
0.52
$
68%
0.55
$
1.21
$
120%
Net Income per Common Unit, Diluted
0.30
$
0.51
$
70%
0.54
$
1.20
$
122%
Blackstone’s Second Quarter 2017 GAAP Results
GAAP
Net
Income
was
$745
million
for
the
quarter,
and
$1.8
billion
year-to-date.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$343
million
for
the
quarter
and
$805
million
year-to-date.
n/m = not meaningful.

Blackstone

Blackstone’s Second Quarter 2017 Segment Highlights
Economic
Net
Income
(“ENI”)
was
$705
million
($0.59/unit)
in
the
quarter,
up
36%
year-over-year,
on
$1.5
billion
of
Total
Segment
Revenues
from
management
fee
growth
and
strong
fund
returns.
•
ENI
was
$1.7
billion
($1.41/unit)
year-to-date
on
$3.4
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$781
million
($0.63/unit)
in
the
quarter,
up
58%
year-over-year,
with
realizations
resulting
in
$643
million
of
Realized
Performance
Fees.
•
DE
was
$2.0
billion
($1.65/unit)
year-to-date
on
$1.8
billion
of
Realized
Performance
Fees.
Fee
Related
Earnings
(“FRE”)
was
$311
million
in
the
quarter,
up
33%
year-over-year,
on
$697
million
of
Net
Management
and
Advisory
Fees.
•
FRE
was
$602
million
year-to-date,
up
25%
year-over-year,
on
$1.3
billion
of
Net
Management
and
Advisory
Fees.
Total
Assets
Under
Management
(“AUM”)
grew
to
a
record
$371.1
billion
through
a
combination
of
continued
fundraising,
organic
platform
expansion
and
fund
appreciation.
•
Inflows
were
$12.1
billion
in
the
quarter,
bringing
the
last
twelve
months
(“LTM”)
inflows
to
$57.4
billion.
•
Total
AUM
increased
4%
year-over-year
and
Fee-Earning
AUM
was
up
6%
to
$281.9
billion.
Capital
deployed
of
$8.4
billion
in
the
quarter
and
$20.2
billion
year-to-date
across
the
businesses.
Blackstone
declared
a
second
quarter
distribution
of
$0.54
per
common
unit
payable
on
August
7,
2017.
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of The
Blackstone Group L.P.

Blackstone

Blackstone’s Second Quarter 2017 Segment Earnings
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
2Q'16
2Q'17
vs. 2Q'16
2Q'16 YTD
2Q'17 YTD
vs. 2Q'16 YTD
Management and Advisory Fees, Net
612,220
$
696,836
$
14%
1,225,421
$
1,346,417
$
10%
Performance Fees
449,372

757,006

68%
763,437

1,820,734

138%
Investment Income
59,771

67,720

13%
33,121

171,679

418%
Interest Income and Dividend Revenue
35,233

53,255

51%
70,314

99,131

41%
Other
8,546

(62,469)

n/m
2,298

(70,756)

n/m
Total Revenues
1,165,142

1,512,348

30%
2,094,591

3,367,205

61%
Total Expenses
624,132

782,811

25%
1,166,136

1,632,825

40%
Taxes
21,234

24,168

14%
38,028

42,973

13%
Economic Net Income
519,776
$
705,369
$
36%
890,427
$
1,691,407
$
90%
ENI per Unit
0.44
$
0.59
$
34%
0.75
$
1.41
$
88%
Fee Related Earnings
234,442
$
311,183
$
33%
481,109
$
601,925
$
25%
Distributable Earnings
494,913
$
781,365
$
58%
889,128
$
2,011,503
$
126%
DE per Common Unit
0.41
$
0.63
$
54%
0.74
$
1.65
$
123%
Total AUM
356,281,669
$
371,056,281
$
4%
356,281,669
$
371,056,281
$
4%
Fee-Earning AUM
266,006,713
$
281,934,511
$
6%
266,006,713
$
281,934,511
$
6%

Blackstone

Private Equity
2.8%
2Q’17 Increase in Corporate
Private Equity Carrying Value
$2.8 billion
2Q’17 Realizations
$192
million
Net Management and Advisory Fees
up 39% YoY
Corporate
Private
Equity
carrying
value
increased
2.8%
in
the
quarter,
driven
by
appreciation
in
the
public
and
private
portfolios
across
multiple
sectors
and
industries.
Realizations
of
$2.8
billion
in
the
quarter
were
primarily
driven
by
public
sales
in
Corporate
Private
Equity
and
Strategic
Partners,
bringing
year-to-date
realizations
to
$9.0
billion.
Invested
$4.2
billion
in
the
quarter,
including
new
Corporate
Private
Equity
investments
in
Alight
Solutions
(formerly
an
Aon
Hewitt
business)
and
EagleClaw
Midstream.
•
Committed
an
additional
$1.1
billion
during
the
quarter,
mainly
driven
by
Ascend
Learning.
Total
AUM
inflows
of
$1.8
billion
and
portfolio
appreciation
in
the
quarter
drove
Total
AUM
to
$100.0
billion.
Fee-Earning
AUM
of
$68.0
billion,
leading
to
strong
Net
Management
and
Advisory
Fees
of
$192
million,
up
39%
year-over-year
due
to
the
commencement
of
the
investment
periods
for
flagship
funds.
% Change
% Change
(Dollars in Thousands)
2Q'16
2Q'17
vs. 2Q'16
2Q'16 YTD
2Q'17 YTD
vs. 2Q'16 YTD
Management and Advisory Fees, Net
138,371
$
191,749
$
39%
271,091
$
374,223
$
38%
Performance Fees
142,103

197,857

39%
246,260

595,705

142%
Investment Income
20,160

16,154

(20)%
20,243

56,219

178%
Interest Income and Dividend Revenue
9,516

12,451

31%
19,365

23,373

21%
Other
3,395

(16,124)

n/m
1,808

(17,924)

n/m
Total Revenues
313,545

402,087

28%
558,767

1,031,596

85%
Compensation
83,140

90,844

9%
163,414

174,586

7%
Performance Fee Compensation
50,396

85,279

69%
75,119

227,556

203%
Other Operating Expenses
48,371

47,665

(1)%
96,434

90,487

(6)%
Total Expenses
181,907

223,788

23%
334,967

492,629

47%
Economic Income
131,638
$
178,299
$
35%
223,800
$
538,967
$
141%
Total AUM
99,685,655
$
100,020,379
$
0%
99,685,655
$
100,020,379
$
0%
Fee-Earning AUM
69,467,174
$
68,030,331
$
(2)%
69,467,174
$
68,030,331
$
(2)%

Blackstone

Real Estate
5.4%
2Q’17 Increase in Opportunistic
Funds’ Carrying Value
$73.7
billion
Fee-Earning AUM up 10% YoY
% Change
% Change
(Dollars in Thousands)
2Q'16
2Q'17
vs. 2Q'16
2Q'16 YTD
2Q'17 YTD
vs. 2Q'16 YTD
Management Fees, Net
220,897
$
238,934
$
8%
453,003
$
454,542
$
0%
Performance Fees
193,548

494,127

155%
396,487

1,013,327

156%
Investment Income
11,027

37,080

236%
21,865

72,806

233%
Interest Income and Dividend Revenue
13,084

20,998

60%
26,272

39,165

49%
Other
2,231

(22,965)

n/m
322

(26,115)

n/m
Total Revenues
440,787

768,174

74%
897,949

1,553,725

73%
Compensation
102,888

110,266

7%
203,466

212,968

5%
Performance Fee Compensation
76,540

196,077

156%
153,610

397,673

159%
Other Operating Expenses
52,201

55,373

6%
100,298

107,342

7%
Total Expenses
231,629

361,716

56%
457,374

717,983

57%
Economic Income
209,158
$
406,458
$
94%
440,575
$
835,742
$
90%
Total AUM
103,197,060
$
104,034,287
$
1%
103,197,060
$
104,034,287
$
1%
Fee-Earning AUM
66,744,550
$
73,710,243
$
10%
66,744,550
$
73,710,243
$
10%
$4.6 billion
2Q’17 Realizations
Opportunistic
funds’
carrying
value
increased
5.4%
in
the
quarter
due
to
appreciation
in
both
the
private
and
public
investment
portfolios;
core+
funds’
carrying
value
increased
3.0%
in
the
quarter.
Sustained
strong
level
of
realizations
with
$4.6
billion
in
the
quarter
driven
by
public
stock
sales
of
Hilton-related
companies
and
Equity
Office
Properties
asset
sales,
bringing
the
year-to-date
total
to
$11.2
billion.
•
Announced
sale
of
Logicor,
the
largest
direct
owner
of
logistics
properties
in
Europe,
for
€12.25
billion.
Invested
$2.4
billion
in
the
quarter,
including
in
a
2.2
million
square
meter
European
urban
logistics
portfolio
and
two
high
quality
U.S.
apartment
portfolios.
•
Committed
an
additional
$1.8
billion
during
the
quarter,
including
three
public-to-private
transactions.
Total
AUM
inflows
of
$3.2
billion
included
€1.1
billion
for
the
final
closing
of
BREP
Europe
V,
bringing
total
capital
commitments
to
€7.8
billion,
making
it
the
largest
dedicated
European
real
estate
fund
ever;
and
$530
million
raised
for
BREDS
initial
high
grade
strategy.
•
On
July
1,
Blackstone’s
non-traded
REIT
reached
$1.0
billion
of
equity
raised
since
its
launch
in
January.

Blackstone

Hedge Fund Solutions
1.3%
2Q’17 BPS Composite Gross Return
The BPS Composite gross and net returns are based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM's individual investor solutions (liquid alternatives), long-biased commodities, ventures (seeding and minority interests), strategic opportunities (co-invests), and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation are also excluded. The funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the Composite does not represent the performance of an actual fund or account.
$2.0
billion
2Q’17 Total AUM Inflows
$72.5
billion
Total AUM up 6% YoY
% Change
% Change
(Dollars in Thousands)
2Q'16
2Q'17
vs. 2Q'16
2Q'16 YTD
2Q'17 YTD
vs. 2Q'16 YTD
Management Fees, Net
130,118
$
130,394
$
0%
260,819
$
259,121
$
(1)%
Performance Fees
1,586

29,596

n/m
1,367

88,388

n/m
Investment Income (Loss)
8,842

11,803

33%
(8,194)

29,464

n/m
Interest Income and Dividend Revenue
5,205

8,769

68%
10,501

16,323

55%
Other
1,125

(10,720)

n/m
(263)

(12,330)

n/m
Total Revenues
146,876

169,842

16%
264,230

380,966

44%
Compensation
44,436

47,361

7%
98,605

94,965

(4)%
Performance Fee Compensation
2,043

13,782

575%
2,711

36,312

n/m
Other Operating Expenses
27,218

26,240

(4)%
53,364

52,040

(2)%
Total Expenses
73,697

87,383

19%
154,680

183,317

19%
Economic Income
73,179
$
82,459
$
13%
109,550
$
197,649
$
80%
Total AUM
68,649,878
$
72,476,444
$
6%
68,649,878
$
72,476,444
$
6%
Fee-Earning AUM
64,973,999
$
67,824,464
$
4%
64,973,999
$
67,824,464
$
4%
The
BPS
Composite
gross
return
was
1.3%
in
the
quarter
(1.1%
net),
and
4.0%
(3.6%
net)
year-to-date,
continuing
positive
momentum
in
returns.
•
Gross
returns
of
9.5%
(8.6%
net)
for
the
LTM.
Total
inflows
of
$2.0
billion
during
the
quarter
and
$5.6
billion
year-to-date,
driven
by
customized
solutions,
commingled
products
and
individual
investor
and
specialized
solutions.
•
July
1
subscriptions
of
$457
million
are
not
yet
included
in
AUM.
Total
AUM
increased
6%
year-over-year
to
$72.5
billion,
driven
by
continued
platform
diversification,
growth
in
customized
strategies
and
individual
investor
solutions,
and
appreciation
across
strategies.
•
Fee-Earning
AUM
up
4%
year-over-year
to
$67.8
billion.

Blackstone

Credit
Performing Credit Strategies include mezzanine lending funds, Business Development Companies (“BDCs”) and other performing credit strategy funds. Distressed Strategies include hedge fund strategies, rescue lending funds and distressed energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing Credit Strategies’ net composite returns were 0.5%, 2.9% and 11.2% for 2Q’17, 2Q'17 YTD and 2Q'17 LTM. Distressed Strategies’ net composite returns were
(1.6)%, 0.3% and 11.0% for 2Q’17, 2Q'17
YTD and 2Q'17
LTM. The breakdown of Total AUM for 2Q’17 is as follows: Distressed Strategies $21.2 billion (34% Incentive Fee, 66% Carried Interest), Performing Credit Strategies $38.0 billion (49% Incentive
Fee, 51% Carried Interest), and Long Only $35.3
billion. The breakdown of Fee-Earning AUM for 2Q’17 is as follows: Distressed Strategies $12.9 billion (50% Incentive Fee, 50% Carried Interest), Performing Credit Strategies $25.0 billion (74% Incentive
Fee, 26% Carried Interest), and Long Only $34.5 billion.
$2.7
billion
2Q’17 Total Capital Deployed
or Committed
$94.5
billion
Total AUM up 12% YoY
2Q’17 Composite
Gross Returns
Performing Credit
1.5%
Distressed
(1.2)%
Composite
gross
returns
for
the
quarter
were
1.5%
and
(1.2)%
for
Performing
Credit
and
Distressed
Strategies,
respectively,
with
performance
impacted
by
the
decrease
in
commodity
prices
in
the
energy
portfolio.
Investment
pace
remained
strong
with
$2.7
billion
of
capital
deployed
or
committed
during
the
quarter,
capitalizing
on
investment
opportunities
predominantly
in
Europe
and
the
energy
sector.
•
Deployed
a
record
$6.0
billion
over
the
LTM,
of
which
$4.0
billion
was
deployed
year-to-date.
Total
AUM
increased
12%
year-over-year
reaching
a
record
$94.5
billion.
•
Raised
$1.3
billion
towards
the
first
closing
of
the
successor
distressed
flagship
fund
during
the
quarter,
with
an
additional
$2.9
billion
closed
subsequent
to
the
quarter
end.
•
Launched
10
CLOs
(seven
U.S.
and
three
European)
in
the
LTM
totaling
$5.7
billion,
including
$2.0
billion
launched
in
the
second
quarter
of
2017.
Fee-Earning
AUM
increased
12%
year-over-year
reaching
a
record
$72.4
billion.
% Change
% Change
(Dollars in Thousands)
2Q'16
2Q'17
vs. 2Q'16
2Q'16 YTD
2Q'17 YTD
vs. 2Q'16 YTD
Management Fees, Net
122,834
$
135,759
$
11%
240,508
$
258,531
$
7%
Performance Fees
112,135

35,426

(68)%
119,323

123,314

3%
Investment Income (Loss)
19,742

2,683

(86)%
(793)

13,190

n/m
Interest Income and Dividend Revenue
7,428

11,037

49%
14,176

20,270

43%
Other
1,795

(12,660)

n/m
431

(14,387)

n/m
Total Revenues
263,934

172,245

(35)%
373,645

400,918

7%
Compensation
55,691

56,786

2%
108,073

111,765

3%
Performance Fee Compensation
51,744

16,732

(68)%
55,358

58,024

5%
Other Operating Expenses
29,464

36,406

24%
55,684

69,107

24%
Total Expenses
136,899

109,924

(20)%
219,115

238,896

9%
Economic Income
127,035
$
62,321
$
(51)%
154,530
$
162,022
$
5%
Total AUM
84,749,076
$
94,525,171
$
12%
84,749,076
$
94,525,171
$
12%
Fee-Earning AUM
64,820,990
$
72,369,473
$
12%
64,820,990
$
72,369,473
$
12%

Blackstone

$81.3
$84.7
$94.5
$67.8
$68.6
$72.5
$91.6
$103.2
$104.0
$92.0
$99.7
$100.0
2Q'15
2Q'16
2Q'17
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
$332.7
Private Equity
Real Estate
Hedge Fund Solutions
Credit
Assets Under Management
$61.6
$64.8
$72.4
$65.5
$65.0
$67.8
$62.7
$66.7
$73.7
$49.5
$69.5
$68.0
2Q'15
2Q'16
2Q'17
$356.3
$371.1
$239.3
$266.0
$281.9
Total AUM increased 4% year-over-year to $371.1 billion driven by $57.4 billion of inflows.
•
Total AUM increased despite returning $71.6 billion of capital to investors during the LTM.
Fee-Earning AUM of $281.9 billion up 6% year-over-year as $54.6 billion of inflows outpaced $47.4 billion of realizations and outflows.

Blackstone

$13.5
$2.2
$11.1
$13.2
Additional Capital Detail
Undrawn
capital
(“Total
Dry
Powder”)
was
$90.0
billion,
despite
$32.8
billion
of
capital
deployed
in
the
LTM.
•
76%
of
Total
Dry
Powder
was
raised
since
the
beginning
of
2015.
Performance
Fee
Eligible
AUM
reached
$274.7
billion
at
quarter
end,
up
2%
year-over-year,
despite
significant
realizations
in
the
Real
Estate
and
Private
Equity
segments.
Uninvested
Not Currently
Earning
Performance
Fees
Currently
Earning
Performance
Fees
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$90
billion 2Q’17
Total Dry Powder
$275
billion Performance
Fee Eligible AUM
$40
billion Not Currently
Earning Management Fees
$269.2
$274.7
$250.0
Credit
Hedge Fund
Solutions
Real Estate
Private Equity
$40.1
$37.5
$31.7
$3.8
$17.0
$155.1
$129.0
$157.8
$16.2
$44.7
$25.3
$78.7
$95.5
$91.6
2Q'15
2Q'16
2Q'17

Blackstone

2Q'15
2Q'16
2Q'17
At
June
30,
2017,
Blackstone
had
$5.0
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$10.
billion
of
cash
and
net
investments,
or
$8. 51
per
unit.
Blackstone
has
no
net
debt,
a
$1.5
billion
undrawn
credit
revolver
and
maintains
A+/A+
ratings.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. Investments include Blackstone investments in Private Equity, Real Estate, Hedge Fund Solutions, and Credit,
which were $625 million, $789 million, $114 million, and $316 million, respectively, as of June 30, 2017, $782 million, $1.0 billion, $123 million, and $267 million, respectively, as of June
30, 2016 and
$1.0 billion, $1.1 billion, $133 million, and $232 million, respectively, as of June 30, 2015. Cash and Net Investments per unit amounts are calculated using period end DE Units Outstanding.
A+/A+
Rated by S&P and Fitch
$1.5 billion
Undrawn Credit Revolver
with August 2021 Maturity
$5.0
billion
Total Cash and
Corporate Treasury
$8.51
$7.62
$9.43
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
2Q’17
Cash and Cash Equivalents
$
1,746
Corporate Treasury
Investments
3,300
GP/Fund Investments
1,844
Net Accrued Performance
Fees
3,292
Cash
and Net Investments
$
10,182
Outstanding
Bonds (at par)
$
3,513
2

Blackstone

$1,454
$718
$1,125
$1,138
$475
$629
2Q'15 LTM
2Q'16 LTM
2Q'17 LTM
$2,424
$2,130
$1,997
$1,764
$1,064
$1,028
2Q'15
2Q'16
2Q'17
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
$1,306
$1,881
$2,833
Net Accrued Performance Fees
(Dollars in Millions)
$3,321
$3,292
$4,472
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.3
billion
Net Accrued Performance Fees
at 2Q’17
$2.75
per unit
Net Accrued Performance Fees
at 2Q’17
Net Accrued Performance Fees per unit is calculated using period end DE Units Outstanding (see page 30, Unit Rollforward).
Net
Accrued
Performance
Fees
were
$3.3
billion
($2.75/unit),
stable
over
the
last
twelve
months
with
strong
appreciation
generating
$1.9
billion
of
additional
Net
Accrued
Performance
Fees
that
offset
$1.9
billion
of
realizations.

Appendix

Blackstone

Total Segments
Note: The amounts reported for LP and Total Capital Invested for the periods 3Q’16 through 1Q’17 reflect an adjustment in the Hedge Fund Solutions segment from those previously reported.
(Dollars in Thousands)
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
2Q'16 YTD
2Q'17 YTD
Revenues
Management and Advisory Fees, Net
Base Management Fees
593,996
$
593,509
$
623,571
$
642,958
$
671,368
$
1,180,699
$
1,314,326
$
Transaction, Advisory and Other Fees, Net
33,620
29,021
35,618
40,222
38,892
80,219
79,114
Management Fee Offsets
(15,396)
(20,850)
(23,297)
(33,599)
(13,424)
(35,497)
(47,023)
Total Management and Advisory Fees, Net
612,220
601,680
635,892
649,581
696,836
1,225,421
1,346,417
Performance Fees
Realized Carried Interest
323,734
504,022
416,250
1,111,322
602,293
554,643
1,713,615
Realized Incentive Fees
29,363
30,295
83,993
47,137
41,106
57,813
88,243
Unrealized Carried Interest
88,268
106,157
239,210
(154,747)
65,080
135,874
(89,667)
Unrealized Incentive Fees
8,007
32,172
2,450
60,016
48,527
15,107
108,543
Total Performance Fees
449,372
672,646
741,903
1,063,728
757,006
763,437
1,820,734
Investment Income (Loss)
Realized
53,670
60,634
95,666
202,894
100,887
43,569
303,781
Unrealized
6,101
27,253
3,616
(98,935)
(33,167)
(10,448)
(132,102)
Total Investment Income
59,771
87,887
99,282
103,959
67,720
33,121
171,679
Interest Income and Dividend Revenue
35,233
33,081
42,488
45,876
53,255
70,314
99,131
Other
8,546
(425)
52,839
(8,287)
(62,469)
2,298
(70,756)
Total Revenues
1,165,142
1,394,869
1,572,404
1,854,857
1,512,348
2,094,591
3,367,205
Expenses
Compensation
286,155
268,595
241,063
289,027
305,257
573,558
594,284
Performance Fee Compensation
Realized Carried Interest
87,581
168,427
141,443
366,191
195,289
146,084
561,480
Realized Incentive Fees
15,251
15,436
33,286
22,752
21,481
29,374
44,233
Unrealized Carried Interest
75,202
70,044
137,591
(4,387)
74,500
105,203
70,113
Unrealized Incentive Fees
2,689
13,508
1,489
23,139
20,600
6,137
43,739
Total Compensation and Benefits
466,878
536,010
554,872
696,722
617,127
860,356
1,313,849
Other Operating Expenses
157,254
150,890
172,672
153,292
165,684
305,780
318,976
Total Expenses
624,132
686,900
727,544
850,014
782,811
1,166,136
1,632,825
Economic Income
541,010
$
707,969
$
844,860
$
1,004,843
$
729,537
$
928,455
$
1,734,380
$
Economic Net Income
519,776
$
686,984
$
811,610
$
986,038
$
705,369
$
890,427
$
1,691,407
$
Fee Related Earnings
234,442
$
246,084
$
294,495
$
290,742
$
311,183
$
481,109
$
601,925
$
Distributable Earnings
494,913
$
593,453
$
638,994
$
1,230,138
$
781,365
$
889,128
$
2,011,503
$
Total Assets Under Management
356,281,669
$
361,040,173
$
366,553,465
$
368,196,917
$
371,056,281
$
356,281,669
$
371,056,281
$
Fee-Earning Assets Under Management
266,006,713
$
267,757,727
$
277,092,672
$
280,215,551
$
281,934,511
$
266,006,713
$
281,934,511
$
Weighted Average Fee-Earning AUM
259,756,363
$
268,503,412
$
274,475,842
$
279,582,971
$
281,966,547
$
255,511,902
$
281,109,401
$
LP Capital Invested
3,795,171
$
4,136,405
$
7,974,603
$
9,709,930
$
7,799,624
$
10,310,742
$
17,509,554
$
Total Capital Invested
4,049,774
$
4,310,564
$
8,221,697
$
11,840,913
$
8,382,583
$
10,743,149
$
20,223,496
$

Blackstone

Private Equity
(Dollars in Thousands)
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
2Q'16 YTD
2Q'17 YTD
Revenues
Management and Advisory Fees, Net
Base Management Fees
131,477
$
131,708
$
160,301
$
177,464
$
176,555
$
262,125
$
354,019
$
Transaction, Advisory and Other Fees, Net
11,089
12,892
8,972
17,200
18,947
20,009
36,147
Management Fee Offsets
(4,195)
(12,917)
(10,850)
(12,190)
(3,753)
(11,043)
(15,943)
Total Management and Advisory Fees, Net
138,371
131,683
158,423
182,474
191,749
271,091
374,223
Performance Fees
Realized Carried Interest
57,056
26,398
131,532
582,681
197,257
87,338
779,938
Unrealized Carried Interest
85,047
144,597
121,262
(184,833)
600
158,922
(184,233)
Total Performance Fees
142,103
170,995
252,794
397,848
197,857
246,260
595,705
Investment Income (Loss)
Realized
22,926
15,469
50,339
80,889
41,168
7,569
122,057
Unrealized
(2,766)
8,884
(26,401)
(40,824)
(25,014)
12,674
(65,838)
Total Investment Income
20,160
24,353
23,938
40,065
16,154
20,243
56,219
Interest Income and Dividend Revenue
9,516
9,160
11,746
10,922
12,451
19,365
23,373
Other
3,395
411
18,239
(1,800)
(16,124)
1,808
(17,924)
Total Revenues
313,545
336,602
465,140
629,509
402,087
558,767
1,031,596
Expenses
Compensation
83,140
73,889
73,154
83,742
90,844
163,414
174,586
Performance Fee Compensation
Realized Carried Interest
30,946
13,741
50,768
181,633
63,060
46,373
244,693
Unrealized Carried Interest
19,450
69,300
65,891
(39,356)
22,219
28,746
(17,137)
Total Compensation and Benefits
133,536
156,930
189,813
226,019
176,123
238,533
402,142
Other Operating Expenses
48,371
47,534
52,465
42,822
47,665
96,434
90,487
Total Expenses
181,907
204,464
242,278
268,841
223,788
334,967
492,629
Economic Income
131,638
$
132,138
$
222,862
$
360,668
$
178,299
$
223,800
$
538,967
$
Total Assets Under Management
99,685,655
$
99,722,322
$
100,192,950
$
99,711,406
$
100,020,379
$
99,685,655
$
100,020,379
$
Fee-Earning Assets Under Management
69,467,174
$
69,347,910
$
69,113,409
$
68,231,620
$
68,030,331
$
69,467,174
$
68,030,331
$
Weighted Average Fee-Earning AUM
63,363,932
$
69,546,251
$
69,616,781
$
68,618,130
$
68,196,699
$
60,146,649
$
68,733,312
$
LP Capital Invested
1,538,436
$
1,683,747
$
2,355,726
$
4,736,388
$
3,846,841
$
3,404,134
$
8,583,229
$
Total Capital Invested
1,637,601
$
1,804,304
$
2,495,215
$
6,748,859
$
4,221,479
$
3,611,992
$
10,970,338
$

Blackstone

Real Estate
(Dollars in Thousands)
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
2Q'16 YTD
2Q'17 YTD
Revenues
Management Fees, Net
Base Management Fees
201,004
$
197,629
$
196,621
$
197,879
$
227,865
$
400,911
$
425,744
$
Transaction and Other Fees, Net
21,112

14,190

24,228

21,279

16,087

56,906

37,366

Management Fee Offsets
(1,219)

(842)

(1,666)

(3,550)

(5,018)

(4,814)

(8,568)

Total Management Fees, Net
220,897

210,977

219,183

215,608

238,934

453,003

454,542

Performance Fees
Realized Carried Interest
266,382

461,980

274,495

519,841

389,004

467,009

908,845

Realized Incentive Fees
6,099

3,857

15,600

2,914

5,315

10,168

8,229

Unrealized Carried Interest
(84,875)

(113,449)

58,849

(22,268)

77,200

(96,397)

54,932

Unrealized Incentive Fees
5,942

14,445

9,375

18,713

22,608

15,707

41,321

Total Performance Fees
193,548

366,833

358,319

519,200

494,127

396,487

1,013,327

Investment Income (Loss)
Realized
19,929

46,704

43,104

119,579

57,599

32,904

177,178

Unrealized
(8,902)

(6,725)

16,645

(83,853)

(20,519)

(11,039)

(104,372)

Total Investment Income
11,027

39,979

59,749

35,726

37,080

21,865

72,806

Interest Income and Dividend Revenue
13,084

12,460

15,508

18,167

20,998

26,272

39,165

Other
2,231

(548)

16,749

(3,150)

(22,965)

322

(26,115)

Total Revenues
440,787

629,701

669,508

785,551

768,174

897,949

1,553,725

Expenses
Compensation
102,888

99,886

82,000

102,702

110,266

203,466

212,968

Performance Fee Compensation
Realized Carried Interest
56,441

147,419

85,686

179,925

124,292

99,517

304,217

Realized Incentive Fees
3,300

1,764

4,888

1,364

2,931

5,433

4,295

Unrealized Carried Interest
14,257

(38,972)

41,787

11,798

59,174

41,960

70,972

Unrealized Incentive Fees
2,542

6,229

3,943

8,509

9,680

6,700

18,189

Total Compensation and Benefits
179,428

216,326

218,304

304,298

306,343

357,076

610,641

Other Operating Expenses
52,201

47,908

55,756

51,969

55,373

100,298

107,342

Total Expenses
231,629

264,234

274,060

356,267

361,716

457,374

717,983

Economic Income
209,158
$
365,467
$
395,448
$
429,284
$
406,458
$
440,575
$
835,742
$
Total Assets Under Management
103,197,060
$
101,876,562
$
101,963,652
$
102,070,930
$
104,034,287
$
103,197,060
$
104,034,287
$
Fee-Earning Assets Under Management
66,744,550
$
65,785,083
$
72,030,054
$
71,904,741
$
73,710,243
$
66,744,550
$
73,710,243
$
Weighted Average Fee-Earning AUM
67,215,301
$
66,708,328
$
68,688,082
$
72,268,792
$
73,320,319
$
67,306,366
$
72,769,703
$
LP Capital Invested
1,524,415
$
1,719,764
$
3,978,386
$
2,590,419
$
2,371,918
$
5,271,596
$
4,962,337
$
Total Capital Invested
1,557,192
$
1,749,778
$
4,048,827
$
2,651,965
$
2,379,922
$
5,377,652
$
5,031,887
$

Blackstone

Hedge Fund Solutions
Note: The amounts reported for LP and Total Capital Invested for the periods 3Q’16 through 1Q’17 reflect an adjustment from those previously reported.
(Dollars in Thousands)
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
2Q'16 YTD
2Q'17 YTD
Revenues
Management Fees, Net
Base Management Fees
130,123
$
130,305
$
131,150
$
128,468
$
128,698
$
260,281
$
257,166
$
Transaction and Other Fees, Net
(5)
116
407
259
1,696
538
1,955
Total Management Fees, Net
130,118
130,421
131,557
128,727
130,394
260,819
259,121
Performance Fees
Realized Incentive Fees
(251)
4,572
35,172
14,684
6,995
2,433
21,679
Unrealized Carried Interest
801
(84)
(245)
3,797
143
833
3,940
Unrealized Incentive Fees
1,036
12,038
(9,354)
40,311
22,458
(1,899)
62,769
Total Performance Fees
1,586
16,526
25,573
58,792
29,596
1,367
88,388
Investment Income (Loss)
Realized
(515)
(1,211)
(753)
(632)
225
(5,260)
(407)
Unrealized
9,357
12,219
6,177
18,293
11,578
(2,934)
29,871
Total Investment Income (Loss)
8,842
11,008
5,424
17,661
11,803
(8,194)
29,464
Interest Income and Dividend Revenue
5,205
4,692
7,890
7,554
8,769
10,501
16,323
Other
1,125
(260)
8,680
(1,610)
(10,720)
(263)
(12,330)
Total Revenues
146,876
162,387
179,124
211,124
169,842
264,230
380,966
Expenses
Compensation
44,436
47,206
39,509
47,604
47,361
98,605
94,965
Performance Fee Compensation
Realized Incentive Fees
1,325
2,902
13,307
7,317
4,362
3,188
11,679
Unrealized Carried Interest
238
35
(92)
1,209
178
238
1,387
Unrealized Incentive Fees
480
4,557
(3,550)
14,004
9,242
(715)
23,246
Total Compensation and Benefits
46,479
54,700
49,174
70,134
61,143
101,316
131,277
Other Operating Expenses
27,218
27,432
27,840
25,800
26,240
53,364
52,040
Total Expenses
73,697
82,132
77,014
95,934
87,383
154,680
183,317
Economic Income
73,179
$
80,255
$
102,110
$
115,190
$
82,459
$
109,550
$
197,649
$
Total Assets Under Management
68,649,878
$
70,113,508
$
71,119,718
$
73,303,381
$
72,476,444
$
68,649,878
$
72,476,444
$
Fee-Earning Assets Under Management
64,973,999
$
66,434,971
$
66,987,553
$
68,812,528
$
67,824,464
$
64,973,999
$
67,824,464
$
Weighted Average Fee-Earning AUM
65,520,626
$
66,600,260
$
67,993,100
$
68,406,531
$
69,301,130
$
65,436,771
$
68,853,830
$
LP Capital Invested
32,804
$
144,505
$
260,482
$
121,857
$
89,985
$
348,561
$
211,842
$
Total Capital Invested
32,809
$
151,099
$
260,742
$
121,888
$
93,191
$
362,602
$
215,079
$

Blackstone

Credit
(Dollars in Thousands)
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
2Q'16 YTD
2Q'17 YTD
Revenues
Management Fees, Net
Base Management Fees
131,392
$
133,867
$
135,499
$
139,147
$
138,250
$
257,382
$
277,397
$
Transaction and Other Fees, Net
1,424
1,823
2,011
1,484
2,162
2,766
3,646
Management Fee Offsets
(9,982)
(7,091)
(10,781)
(17,859)
(4,653)
(19,640)
(22,512)
Total Management Fees, Net
122,834
128,599
126,729
122,772
135,759
240,508
258,531
Performance Fees
Realized Carried Interest
296
15,644
10,223
8,800
16,032
296
24,832
Realized Incentive Fees
23,515
21,866
33,221
29,539
28,796
45,212
58,335
Unrealized Carried Interest
87,295
75,093
59,344
48,557
(12,863)
72,516
35,694
Unrealized Incentive Fees
1,029
5,689
2,429
992
3,461
1,299
4,453
Total Performance Fees
112,135
118,292
105,217
87,888
35,426
119,323
123,314
Investment Income (Loss)
Realized
11,330
(328)
2,976
3,058
1,895
8,356
4,953
Unrealized
8,412
12,875
7,195
7,449
788
(9,149)
8,237
Total Investment Income (Loss)
19,742
12,547
10,171
10,507
2,683
(793)
13,190
Interest Income and Dividend Revenue
7,428
6,769
7,344
9,233
11,037
14,176
20,270
Other
1,795
(28)
9,171
(1,727)
(12,660)
431
(14,387)
Total Revenues
263,934
266,179
258,632
228,673
172,245
373,645
400,918
Expenses
Compensation
55,691
47,614
46,400
54,979
56,786
108,073
111,765
Performance Fee Compensation
Realized Carried Interest
194
7,267
4,989
4,633
7,937
194
12,570
Realized Incentive Fees
10,626
10,770
15,091
14,071
14,188
20,753
28,259
Unrealized Carried Interest
41,257
39,681
30,005
21,962
(7,071)
34,259
14,891
Unrealized Incentive Fees
(333)
2,722
1,096
626
1,678
152
2,304
Total Compensation and Benefits
107,435
108,054
97,581
96,271
73,518
163,431
169,789
Other Operating Expenses
29,464
28,016
36,611
32,701
36,406
55,684
69,107
Total Expenses
136,899
136,070
134,192
128,972
109,924
219,115
238,896
Economic Income
127,035
$
130,109
$
124,440
$
99,701
$
62,321
$
154,530
$
162,022
$
Total Assets Under Management
84,749,076
$
89,327,781
$
93,277,145
$
93,111,200
$
94,525,171
$
84,749,076
$
94,525,171
$
Fee-Earning Assets Under Management
64,820,990
$
66,189,763
$
68,961,656
$
71,266,662
$
72,369,473
$
64,820,990
$
72,369,473
$
Weighted Average Fee-Earning AUM
63,656,504
$
65,648,573
$
68,177,879
$
70,289,518
$
71,148,399
$
62,622,116
$
70,752,556
$
LP Capital Invested
699,516
$
588,389
$
1,380,009
$
2,261,266
$
1,490,880
$
1,286,451
$
3,752,146
$
Total Capital Invested
822,172
$
605,383
$
1,416,913
$
2,318,201
$
1,687,991
$
1,390,903
$
4,006,192
$

Blackstone

Unitholder Distribution
A
detailed
description
of
Blackstone’s
distribution
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
page
31,
Definitions
and
Distribution
Policy.
DE
before
Certain
Payables
represents
Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding
(page 30, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’
share was $60 million for 2Q’17 and $159 million for 2Q’17 YTD.
Generated
$0.63
of
Distributable
Earnings
per
common
unit
during
the
quarter,
up
54%
from
the
prior
year,
bringing
the
year-to-date
amount
to
$1.65
per
common
unit.
Declared
a
quarterly
distribution
of
$0.54
per
common
unit
to
record
holders
as
of
July
31,
2017;
payable
on
August
7,
2017.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
vs. 2Q'16
2Q'16 YTD
2Q'17 YTD
vs. 2Q'16 YTD
Distributable Earnings
494,913
$
593,453
$
638,994
$
1,230,138
$
781,365
$
58%
889,128
$
2,011,503
$
126%
Add: Other Payables Attributable
   to Common Unitholders
10,438

30,576

41,304

6,632

29,808

186%
10,438

36,440

249%
DE before Certain Payables
505,351

624,029

680,298

1,236,770

811,173

61%
899,566

2,047,943

128%
Percent to Common Unitholders
54%

54%

55%

55%

56%

54%

55%

DE before Certain Payables Attributable
   to Common Unitholders
274,711

340,069

373,655

683,473

451,302

64%
488,384

1,134,775

132%
Less: Other Payables Attributable
   to Common Unitholders
(10,438)

(30,576)

(41,304)

(6,632)

(29,808)

186%
(10,438)

(36,440)

249%
DE Attributable to Common Unitholders
264,273

309,493

332,351

676,841

421,494

59%
477,946

1,098,335

130%
DE per Common Unit
0.41
$
0.48
$
0.51
$
1.02
$
0.63
$
54%
0.74
$
1.65
$
123%
Less: Retained Capital per Common Unit
(0.05)
$
(0.07)
$
(0.04)
$
(0.15)
$
(0.09)
$
80%
(0.10)
$
(0.24)
$
140%
Actual Distribution per Common Unit
0.36
$
0.41
$
0.47
$
0.87
$
0.54
$
50%
0.64
$
1.41
$
120%
Record Date
July 31, 2017
Payable Date
Aug 7, 2017

Blackstone

2Q’17 Total AUM Rollforward
(Dollars in Millions)
2Q’17 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows:
BREP opportunistic funds ($1.3 billion); BREDS ($1.2 billion); BREIT ($417 million); core+ funds ($285 million).
Realizations: BREP opportunistic funds ($3.5 billion); BREP co-investment ($664 million); BREDS ($279 million); core+ funds
($127
million).
Market Activity:
Carrying value increases of 5.4% and 3.0% within the opportunistic and core+ funds, respectively.
Inflows: Individual investor and specialized solutions ($1.0 billion); customized solutions ($546 million); commingled products ($404 million).
Outflows and Realizations:
Individual investor and specialized solutions ($1.4 billion); commingled products ($1.3 billion); customized solutions ($797 million).
Market Activity:
BAAM’s Principal Solutions Composite up 1.3% gross (1.1% net) during the quarter.
Inflows: Three new CLOs ($2.0 billion); distressed strategies ($1.5 billion); long only ($977 million); BDCs ($438 million).
Outflows and Realizations: Capital returned to investors for CLOs outside investment periods ($2.6 billion); distressed strategies
($352 million); dividends from BDCs ($247 million).
Inflows: Tactical Opportunities ($717 million); Core Private Equity ($626 million); Strategic Partners ($263 million).
Realizations: Corporate Private Equity ($2.0 billion); Strategic Partners ($557 million); Tactical Opportunities ($187 million).
Market Activity:
Carrying value increase of 2.8% within Corporate Private Equity and 4.7% within Tactical Opportunities.
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'17
99,711
$
102,071
$
73,303
$
93,111
$
368,197
$
Inflows
1,754
3,200
1,969
5,149
12,071
Outflows
(313)
(867)
(3,361)
(1,110)
(5,651)
Realizations
(2,796)
(4,564)
(186)
(3,550)
(11,096)
Net Inflows (Outflows)
(1,355)
(2,232)
(1,578)
489
(4,676)
Market Activity
1,664
4,195
751
925
7,535
2Q'17
100,020
$
104,034
$
72,476
$
94,525
$
371,056
$
QoQ Increase (Decrease)
0%
2%
(1)%
2%
1%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'16
99,686
$
103,197
$
68,650
$
84,749
$
356,282
$
Inflows
10,924
12,077
11,186
23,251
57,438
Outflows
(1,257)
(1,164)
(11,106)
(6,674)
(20,201)
Realizations
(17,251)
(22,239)
(943)
(10,961)
(51,395)
Net Inflows (Outflows)
(7,585)
(11,326)
(863)
5,616
(14,158)
Market Activity
7,919
12,163
4,689
4,160
28,932
2Q'17
100,020
$
104,034
$
72,476
$
94,525
$
371,056
$
YoY Increase
0%
1%
6%
12%
4%
Credit
Total

Blackstone

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
2Q’17 Fee-Earning AUM Rollforward
(Dollars in Millions)
2Q’17 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: BREDS ($1.7 billion); BREP opportunistic funds ($776 million); core+ funds ($466 million); BREIT ($417 million).
Realizations: BREP opportunistic funds ($1.2 billion); BREDS ($734 million); BREP co-investment ($347 million); core+ funds ($96 million).
Inflows: Individual investor and specialized solutions ($982 million); customized solutions ($462 million); commingled products
($361
million).
Outflows and Realizations:
Commingled products ($1.4 billion); individual investor and specialized solutions ($1.3 billion); customized solutions ($797 million).
Inflows: Three new CLOs ($2.0 billion); mezzanine funds ($1.2 billion); long only ($895 million); BDCs ($438 million); distressed strategies
($373 million).
Outflows and Realizations: Capital returned to investors for CLOs outside investment periods ($2.5 billion); dividends from BDCs
($247 million); distressed strategies ($221 million).
Inflows: Core Private Equity ($771 million); Tactical Opportunities ($615 million); Strategic
Partners ($470 million).
Realizations: Corporate Private Equity ($697 million); Strategic Partners ($612 million).
Fee-Earning Assets Under Management
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'17
68,232
$
71,905
$
68,813
$
71,267
$
280,216
$
Inflows
2,242
3,376
1,805
4,924
12,348
Outflows
(1,141)
(99)
(3,330)
(904)
(5,473)
Realizations
(1,400)
(2,371)
(177)
(3,277)
(7,225)
Net Inflows (Outflows)
(299)
906
(1,701)
744
(351)
Market Activity
97
899
713
359
2,069
2Q'17
68,030
$
73,710
$
67,824
$
72,369
$
281,935
$
QoQ
Increase (Decrease)
(0)%
3%
(1)%
2%
1%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'16
69,467
$
66,745
$
64,974
$
64,821
$
266,007
$
Inflows
8,050
17,255
10,239
19,066
54,610
Outflows
(1,656)
(2,232)
(10,768)
(4,126)
(18,783)
Realizations
(8,349)
(9,665)
(863)
(9,744)
(28,621)
Net Inflows (Outflows)
(1,955)
5,359
(1,393)
5,196
7,207
Market Activity
518
1,607
4,243
2,353
8,721
2Q'17
68,030
$
73,710
$
67,824
$
72,369
$
281,935
$
YoY Increase (Decrease)
(2)%
10%
4%
12%
6%
Credit
Total

Blackstone

Net Accrued Performance Fees
$3.3
billion
Net Accrued Performance Fees at 2Q’17
$2.75
per unit
Net Accrued Performance Fees at 2Q’17
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized
Performance Fees are included in DE. Net Realized Performance Fees represents Performance Fees realized, but not yet distributed as of the reporting date and included in the
Net Accrued Performance Fee balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE
Units Outstanding (see page 30, Unit Rollforward).
Net Accrued Performance Fees
(Dollars in Millions, Except per Unit Data)
1Q'17
2Q'17
2Q'17 Per Unit
QoQ Change
Private Equity
BCP IV Carried Interest
109
$
86
$
0.07
$
(23)
$
BCP V Carried Interest
128
68
0.06
(60)
BCP VI Carried Interest
560
579
0.48
19
BEP I Carried Interest
99
89
0.07
(10)
BEP II Carried Interest
11
12
0.01
1
Tactical Opportunities Carried Interest
104
117
0.10
13
BTAS Carried Interest
21
27
0.02
6
Strategic Partners Carried Interest
38
46
0.04
8
Other Carried Interest
3
4
-
1
Total Private Equity
1,073
$
1,028
$
0.86
$
(45)
$
Real Estate
BREP IV Carried Interest
7
8
0.01
1
BREP V Carried Interest
265
238
0.20
(27)
BREP VI Carried Interest
316
229
0.19
(87)
BREP VII Carried Interest
552
544
0.45
(8)
BREP VIII Carried Interest
179
211
0.18
32
BREP Europe III Carried Interest
161
169
0.14
8
BREP Europe IV Carried Interest
289
367
0.31
78
BREP Asia Carried Interest
96
76
0.06
(20)
BPP Carried Interest
64
70
0.06
6
BPP Incentive Fees
41
48
0.04
7
BREIT Incentive Fees
-
3
-
3
BREDS Carried Interest
16
17
0.01
1
BREDS Incentive Fees
5
10
0.01
5
Asia Platform Incentive Fees
7
7
0.01
-
Total Real Estate
1,998
$
1,997
$
1.67
$
(1)
$
Hedge Fund Solutions
Incentive Fees
38
50
0.04
12
Total Hedge Fund Solutions
38
$
50
$
0.04
$
12
$
Credit
Carried Interest
195
192
0.16
(3)
Incentive Fees
26
25
0.02
(1)
Total Credit
221
$
217
$
0.18
$
(4)
$
Total Blackstone
Carried Interest
3,213
3,149
2.63
(64)
Incentive Fees
117
143
0.12
26
Net Accrued Performance Fees
3,330
$
3,292
$
2.75
$
(38)
$
Memo: Net Realized Performance Fees
91
$
42
$
0.04
$
(49)
$

Blackstone

Investment
Records
as
of
June
30,
2017
(a)
Continued...
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,739
$
2.6x
1,741,739
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
19,779
1.6x
-
2,951,018
1.4x
2,970,797
1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
212,516
1,114,368
1.1x
31%
20,289,732
3.1x
21,404,100
2.8x
41%
36%
BCP V (Dec 2005 / Jan 2011)
21,024,923
1,246,134
2,697,056
1.2x
44%
35,301,800
2.0x
37,998,856
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,189,705
1,844,270
15,373,870
1.5x
23%
6,531,264
2.0x
21,905,134
1.6x
28%
13%
BEP I (Aug 2011 / Feb 2015)
2,437,608
165,197
2,813,735
1.5x
33%
882,893
1.9x
3,696,628
1.5x
38%
13%
BEP II (Feb 2015 / Feb 2021)
4,840,487
2,313,752
1,929,406
1.2x
-
-
n/a
1,929,406
1.2x
n/a
22%
BCP VII (May 2016 / May 2022)
18,536,458
14,818,376
2,536,976
1.1x
-
7,185
1.0x
2,544,161
1.1x
n/a
n/m
Total Corporate Private Equity
77,127,296
$
20,624,820
$
26,485,190
$
1.3x
22%
80,147,138
$
2.2x
106,632,328
$
1.9x
17%
15%
Tactical Opportunities
13,958,437
6,023,018
8,990,106
1.2x
8%
2,633,301
1.5x
11,623,407
1.3x
25%
11%
Tactical Opportunities Co-Investment and Other
3,616,700
1,122,199
2,480,339
1.2x
-
341,923
1.4x
2,822,262
1.2x
n/a
14%
Strategic Partners I-V and Co-Investment (e)
12,832,966
2,443,900
2,732,918
n/m
-
14,602,632
n/m
17,335,550
1.5x
n/a
13%
Strategic Partners VI LBO, RE and SMA (e)
7,402,171
2,418,015
3,591,899
n/m
-
1,442,740
n/m
5,034,639
1.4x
n/a
22%
Strategic Partners VII (e)
7,489,970
5,318,682
1,008,618
n/m
-
91,547
n/m
1,100,165
1.3x
n/a
n/m
Strategic Partners RA II (e)
249,384
50,889
137,161
n/m
-
-
n/m
137,161
1.0x
n/a
n/m
BCEP (f)
4,755,133
4,150,911
604,222
1.0x
-
-
n/a
604,222
1.0x
n/a
n/a
Other Funds and Co-Investment (g)
1,502,885
353,556
45,120
0.8x
40%
636,117
0.9x
681,237
0.9x
n/a
n/a
Real Estate
Dollar
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
378,800
0.5x
29%
4,160,477
2.2x
4,539,277
1.7x
31%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
2,295,369
2.0x
18%
10,866,833
2.3x
13,162,202
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
557,693
2,631,405
2.1x
35%
24,422,587
2.5x
27,053,992
2.5x
14%
13%
BREP VII (Aug 2011 / Apr 2015)
13,493,814
2,172,461
14,166,287
1.7x
17%
12,106,365
1.9x
26,272,652
1.8x
26%
18%
BREP VIII (Apr 2015 / Oct 2020)
16,418,814
10,189,921
8,468,959
1.4x
1%
2,219,794
1.2x
10,688,753
1.3x
20%
19%
Total Global BREP
51,953,653
$
12,920,075
$
27,940,820
$
1.6x
14%
61,310,974
$
2.2x
89,251,794
$
2.0x
19%
16%
Euro
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,369,016
€
2.1x
1,369,016
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008)
1,629,748
-
244,412
0.7x
39%
2,131,289
2.0x
2,375,701
1.7x
9%
6%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,140
465,159
2,886,818
1.9x
-
3,238,060
2.2x
6,124,878
2.1x
22%
16%
BREP Europe IV (Sep 2013 / Dec 2016)
6,707,621
1,480,234
8,603,484
1.6x
3%
1,401,874
1.6x
10,005,358
1.6x
25%
19%
BREP Europe V (Dec 2016 / Jun 2022)
7,802,759
6,991,347
767,126
1.0x
-
-
n/a
767,126
1.0x
n/a
n/m
Total Euro BREP
20,169,440
€
8,936,740
€
12,501,840
€
1.6x
3%
8,140,239
€
2.0x
20,642,079
€
1.7x
16%
14%
BREP Co-Investment (h)
6,819,065
$
146,573
$
2,568,442
$
1.7x
59%
10,854,235
$
2.1x
13,422,677
$
2.0x
16%
16%
BREP Asia (Jun 2013 / Dec 2017)
5,088,136
2,918,305
2,989,782
1.4x
1%
2,158,819
1.7x
5,148,601
1.5x
22%
17%
Total BREP
88,557,606
$
26,196,073
$
48,710,260
$
1.6x
12%
85,150,346
$
2.2x
133,860,606
$
1.9x
18%
16%
BPP (i)
14,365,011
$
3,271,785
$
14,037,128
$
1.2x
-
107,286
$
1.9x
14,144,414
$
1.2x
36%
12%
BREDS (j)
12,830,654
$
6,332,716
$
3,112,829
$
1.2x
-
7,058,499
$
1.3x
10,171,328
$
1.3x
12%
11%

Blackstone

Investment
Records
as
of
June
30,
2017
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2017 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Realizations
are
treated
as
return
of
capital
until
fully
recovered
and
therefore
unrealized
and
realized
MOICs
are
not
meaningful.
(f)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(g)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(h)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-
investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(i)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage. Excludes BREIT.
(j)
Excludes Capital Trust drawdown funds.
(k)
BSCH,
or
Blackstone
Strategic
Capital
Holdings,
is
a
permanent
capital
vehicle
focused
on
acquiring
strategic
minority
positions
in
alternative
asset
managers.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the seven credit drawdown funds presented.
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (k)
3,300,600
$
2,640,212
$
676,387
$
1.0x
-

143,817
$
n/a
820,204
$
1.3x
n/a
4%
BSCH Co-Investment
75,500

31,237

42,270

0.9x
-

4,298

n/a
46,568

1.0x
n/a
1%
Total Hedge Fund Solutions
3,376,100
$
2,671,449
$
718,657
$
1.0x
-

148,115
$
n/a
866,772
$
1.2x
n/a
4%
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
99,280
$
146,709
$
1.2x
-

4,679,765
$
1.6x
4,826,474
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000

1,149,661

3,512,723

1.1x
-

2,656,386

1.5x
6,169,109

1.3x
n/a
13%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133

4,615,989

1,602,966

1.1x
-

-

n/a
1,602,966

1.1x
n/a
n/m
Stressed / Distressed Investing I (Sep 2009 / May 2013)
3,253,143

275,335

814,905

1.1x
-

5,120,819

1.5x
5,935,724

1.4x
n/a
11%
Stressed / Distressed Investing II (Jun 2013 / Jun 2018)
5,125,000

1,232,781

3,600,590

1.2x
-

1,338,835

1.3x
4,939,425

1.2x
n/a
15%
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,866

1,705,293

934,990

1.1x
-

172,602

1.5x
1,107,592

1.2x
n/a
20%
Euro
European Senior Debt Fund (Feb 2015 / Feb 2018)
1,964,689
€
1,994,714
€
1,537,353
€
1.0x
-

215,224
€
1.2x
1,752,577
€
1.0x
n/a
5%
Total Credit
26,260,552
$
11,353,411
$
12,362,599
$
1.1x
-

14,206,434
$
1.5x
26,569,033
$
1.3x
n/a
14%

Blackstone

Reconciliation of GAAP to Non-GAAP Measures
Notes on page 25.
(Dollars in Thousands)
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
2Q'16 YTD
2Q'17 YTD
Net Income Attributable to The Blackstone Group L.P.
198,626
$
312,905
$
367,951
$
461,825
$
342,775
$
358,379
$
804,600
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
201,805
285,267
342,010
417,258
287,979
333,007
705,237
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
64,729
82,653
58,684
138,685
112,944
104,815
251,629
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
(2,049)
10,764
1,663
2,000
991
(8,450)
2,991
Net Income
463,111
$
691,589
$
770,308
$
1,019,768
$
744,689
$
787,751
$
1,764,457
$
Provision for Taxes
47,415
27,714
48,087
57,437
29,608
56,561
87,045
Income Before Provision for Taxes
510,526
$
719,303
$
818,395
$
1,077,205
$
774,297
$
844,312
$
1,851,502
$
Transaction-Related Charges
(a)
69,956
60,029
70,816
56,979
57,831
134,092
114,810
Amortization of Intangibles
(b)
23,208
22,054
15,996
11,344
11,344
46,416
22,688
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(62,680)
(93,417)
(60,347)
(140,685)
(113,935)
(96,365)
(254,620)
Economic Income
541,010
$
707,969
$
844,860
$
1,004,843
$
729,537
$
928,455
$
1,734,380
$
(Taxes)
(d)
(21,234)
(20,985)
(33,250)
(18,805)
(24,168)
(38,028)
(42,973)
Economic Net Income
519,776
$
686,984
$
811,610
$
986,038
$
705,369
$
890,427
$
1,691,407
$
Taxes
(d)
21,234
20,985
33,250
18,805
24,168
38,028
42,973
Performance Fee Adjustment
(e)
(449,372)
(672,646)
(741,903)
(1,063,728)
(757,006)
(763,437)
(1,820,734)
Investment (Income) Adjustment
(f)
(59,771)
(87,887)
(99,282)
(103,959)
(67,720)
(33,121)
(171,679)
Other Revenue
(g)
(8,546)
425
(52,839)
8,287
62,469
(2,298)
70,756
Net Interest Loss
(h)
13,546
14,184
10,542
10,954
6,591
26,897
17,545
Performance Fee Compensation and Benefits Adjustment
(i)
180,723
267,415
313,809
407,695
311,870
286,798
719,565
Equity-Based
Compensation
-
Non-Incentive
Fee
Related
(j)
16,852
16,624
19,308
26,650
25,442
37,815
52,092
Fee Related Earnings
234,442
$
246,084
$
294,495
$
290,742
$
311,183
$
481,109
$
601,925
$
Net Realized Performance Fees
(k)
251,935
352,008
327,053
772,780
429,177
439,729
1,201,957
Realized Investment Income
(l)
53,670
60,634
95,666
202,894
100,887
43,569
303,781
Net Interest (Loss)
(h)
(13,546)
(14,184)
(10,542)
(10,954)
(6,591)
(26,897)
(17,545)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
(31,588)
(51,089)
(67,678)
(25,324)
(53,291)
(48,382)
(78,615)
Distributable Earnings
494,913
$
593,453
$
638,994
$
1,230,138
$
781,365
$
889,128
$
2,011,503
$
Interest Expense
(n)
48,779
47,265
53,030
56,830
59,846
97,211
116,676
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
31,588
51,089
67,678
25,324
53,291
48,382
78,615
Depreciation and Amortization
6,331
7,338
12,010
6,216
6,392
12,623
12,608
Adjusted EBITDA
581,611
$
699,145
$
771,712
$
1,318,508
$
900,894
$
1,047,344
$
2,219,402
$
(o)

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 31, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss)
Before Provision for Taxes.
(e)
This adjustment removes from EI the total segment amount of Performance Fees.
(f)
This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)
This adjustment removes from EI the total segment amount of Other Revenue.
(h)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(i)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees, including Incentive Fee Related equity-based award expense.
(j)
Represents Non-Incentive Fee Related equity-based award expense and excludes all transaction-related equity-based charges.
(k)
Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto. Equals the sum of Net Realized Incentive Fees and Net Realized Carried Interest.
(l)
Represents the adjustment for Blackstone’s Realized Investment Income (Loss).
(m)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the total GAAP tax provision adjusted to include
only
the
current
tax
provision
(benefit)
calculated
on
Income
(Loss)
Before
Provision
for
Taxes
and
the
Payable
Under
Tax
Receivable Agreement.
(n)
Represents Interest Expense, including inter-segment interest related expense.
(o)
Effective January 1, 2017, Fee Related Earnings, a Total Segment measure, has been redefined to exclude all Equity-Based
Compensation and Other Revenue. Distributable Earnings, a Total Segment measure, has been redefined to exclude Other Revenue.
All prior periods have been recast to reflect this definition.

Blackstone

Reconciliation of GAAP to Total Segment Measures
Notes on page 27.
Continued...
(Dollars in Thousands)
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
2Q'16 YTD
2Q'17 YTD
Management and Advisory Fees, Net
GAAP
607,823
$
596,154
$
630,092
$
642,142
$
686,586
$
1,216,729
$
1,328,728
$
Elimination Adjustment
(a)
4,397
5,526
5,800
7,439
10,250
8,692
17,689
Total Segment
612,220
$
601,680
$
635,892
$
649,581
$
696,836
$
1,225,421
$
1,346,417
$
Performance Fees
GAAP
449,243
$
671,032
$
741,563
$
1,063,142
$
756,397
$
763,736
$
1,819,539
$
Elimination Adjustment
(a)
129
1,614
340
586
609
(299)
1,195
Total Segment
449,372
$
672,646
$
741,903
$
1,063,728
$
757,006
$
763,437
$
1,820,734
$
Investment Income
GAAP
105,139
$
143,103
$
116,317
$
211,156
$
132,333
$
96,631
$
343,489
$
Consolidation and Elimination Adjustment
(b)
(45,368)
(55,216)
(17,035)
(107,197)
(64,613)
(63,510)
(171,810)
Total Segment
59,771
$
87,887
$
99,282
$
103,959
$
67,720
$
33,121
$
171,679
$
Interest and Dividend Revenue
GAAP
22,286
$
21,819
$
28,544
$
28,495
$
33,703
$
45,361
$
62,198
$
Elimination Adjustment
(c)
12,947
11,262
13,944
17,381
19,552
24,953
36,933
Total Segment
35,233
$
33,081
$
42,488
$
45,876
$
53,255
$
70,314
$
99,131
$
Other
GAAP
7,935
$
(423)
$
52,853
$
(4,212)
$
(59,664)
$
2,323
$
(63,876)
$
Elimination Adjustment
(a)
611
(2)
(14)
(4,075)
(2,805)
(25)
(6,880)
Total Segment
8,546
$
(425)
$
52,839
$
(8,287)
$
(62,469)
$
2,298
$
(70,756)
$
Total Revenues
GAAP
1,192,426
$
1,431,685
$
1,569,369
$
1,940,723
$
1,549,355
$
2,124,780
$
3,490,078
$
Consolidation and Elimination Adjustment
(d)
(27,284)
(36,816)
3,035
(85,866)
(37,007)
(30,189)
(122,873)
Total Segment
1,165,142
$
1,394,869
$
1,572,404
$
1,854,857
$
1,512,348
$
2,094,591
$
3,367,205
$
Compensation
GAAP
355,424
$
329,634
$
304,347
$
351,589
$
367,203
$
701,427
$
718,792
$
Consolidation Adjustment
(e)
(69,269)
(61,039)
(63,284)
(62,562)
(61,946)
(127,869)
(124,508)
Total Segment
286,155
$
268,595
$
241,063
$
289,027
$
305,257
$
573,558
$
594,284
$

Blackstone

Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
This analysis reconciles the summarized components of Total Segments (pages 3-7) to their respective Total Segment amounts (page 13) and to their equivalent GAAP measures as reported on the Consolidated Statements of Operations
(page 1).
(a)
Represents
the
add
back
of
the
management,
performance,
and
other
fees
earned
from
consolidated
Blackstone
Funds
which
have
been
eliminated
in
consolidation.
(b)
Represents the add back of investment income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation
and
the
inclusion
of
investment
income
on
non-consolidated
Blackstone
Funds
which
in
GAAP
is
recorded
as
Other
Income
(Loss)
-
Net
Gains
(Losses)
from Fund Investment Activities.
(c)
Represents the elimination of inter-segment interest income and the related expense.
(d)
Represents the total consolidation and elimination adjustments for Total Revenues and Total Expenses, respectively.
(e)
Represents transaction-based equity compensation that is not recorded in the segments.
(f)
Represents the add back for the amortization of transaction based intangibles, which is not recorded in the segments, and the elimination of inter-segment interest expense.
(g)
Represents the reversal of Fund Expenses which are attributable to consolidated Blackstone Funds and not a component of the segments.
(h)
Represents the inclusion of Other Income (Loss) which is a consolidation amount not recorded in the segments.
(i)
Represents the total consolidation and elimination adjustment between GAAP and Total Segments.
(Dollars in Thousands)
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
2Q'16 YTD
2Q'17 YTD
Other Operating Expenses
GAAP
General, Administrative and Other
130,988
$
124,322
$
141,954
$
106,044
$
115,281
$
254,033
$
221,325
$
Interest Expense
36,878
37,278
41,142
40,246
41,089
74,234
81,335
GAAP
167,866
$
161,600
$
183,096
$
146,290
$
156,370
$
328,267
$
302,660
$
Consolidation and Elimination Adjustment
(f)
(10,612)
(10,710)
(10,424)
7,002
9,314
(22,487)
16,316
Total Segment
157,254
$
150,890
$
172,672
$
153,292
$
165,684
$
305,780
$
318,976
$
Total Expenses
GAAP
712,603
$
773,777
$
824,484
$
929,650
$
885,112
$
1,330,313
$
1,814,762
$
Less: GAAP Fund Expenses
(g)
(8,592)
(15,128)
(23,232)
(24,076)
(49,669)
(13,821)
(73,745)
Consolidation and Elimination Adjustment
(d)
(79,879)
(71,749)
(73,708)
(55,560)
(52,632)
(150,356)
(108,192)
Total Segment
624,132
$
686,900
$
727,544
$
850,014
$
782,811
$
1,166,136
$
1,632,825
$
GAAP Income Before Provision for Taxes to Total Segment Economic Income
GAAP
Revenues Less Expenses
479,823
657,908
744,885
1,011,073
664,243
794,467
1,675,316
Other Income
(h)
30,703
61,395
73,510
66,132
110,054
49,845
176,186
Income Before Provision for Taxes
510,526
719,303
818,395
1,077,205
774,297
844,312
1,851,502
Consolidation and Elimination Adjustment
(i)
30,484
(11,334)
26,465
(72,362)
(44,760)
84,143
(117,122)
Total Segment
541,010
$
707,969
$
844,860
$
1,004,843
$
729,537
$
928,455
$
1,734,380
$

Blackstone

Walkdown of Financial Metrics
See page 29, Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page
13, Total Segments. 2Q’17 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 2Q’17 DE per Unit is based on DE attributable to Common Unitholders (see page 18,
Unitholder Distribution) and end of period Total Common Units Outstanding; and 2Q’17 ENI per Unit is based on Weighted-Average ENI Adjusted Units. 2Q’17 YTD per Unit represents the sum of the last two quarters. See page 30, Unit Rollforward.
(Dollars in Thousands, Except per Unit Data)
2Q'17
2Q'17 YTD
Results
Per Unit
Results
Per Unit
Management and Advisory Fees, Net
696,836
$
1,346,417
$
Fee Related Compensation
(279,815)
(542,192)
Non-Interest Operating Expenses
(105,838)
(202,300)
Fee Related Earnings
311,183
$
0.26
$
601,925
$
0.50
$
Net Realized Incentive Fees
22,173
49,822
Net Realized Carried Interest
407,004
1,152,135
Realized Investment Income
100,887
303,781
Net Interest (Loss)
(6,591)
(17,545)
Taxes and Related Payables
(53,291)
(78,615)
Distributable Earnings
781,365
$
0.63
$
2,011,503
$
1.65
$
Net Unrealized Incentive Fees
27,927
64,804
Net Unrealized Carried Interest
(9,420)
(159,780)
Unrealized Investment (Loss)
(33,167)
(132,102)
Other Revenue
(62,469)
(70,756)
Add Back: Related Payables
29,123
35,642
Less: Equity-Based Compensation
(27,990)
(57,904)
Economic Net Income
705,369
$
0.59
$
1,691,407
$
1.41
$

Blackstone

Walkdown of Financial Metrics –
Calculation of Non-GAAP Financial Metrics
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
See page 24, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(c)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(Dollars in Thousands)
2Q'17
2Q'17 YTD
Compensation
(305,257)
$
(594,284)
$
Less: Equity-Based Compensation - Non-Incentive Fee Related
25,442

52,092

Fee Related Compensation
(279,815)
$
(542,192)
$
Other Operating Expenses
165,684

318,976

Less: Interest Expense
(a)
(59,846)

(116,676)

Non-Interest Operating Expenses
105,838
$
202,300
$
Realized Incentive Fees
41,106

88,243

Less: Realized Incentive Fee Compensation
(21,481)

(44,233)

Plus: Equity-Based Compensation - Incentive Fee Related
2,548

5,812

Net Realized Incentive Fees
22,173
$
49,822
$
Realized Carried Interest
602,293

1,713,615

Less: Realized Carried Interest Compensation
(195,289)

(561,480)

Net Realized Carried Interest
407,004
$
1,152,135
$
Interest Income and Dividend Revenue
53,255

99,131

Less: Interest Expense
(a)
(59,846)

(116,676)

Net Interest (Loss)
(6,591)
$
(17,545)
$
Taxes and Related Payables
(a)
(53,291)
$
(78,615)
$
Unrealized Incentive Fees
48,527

108,543

Less: Unrealized Incentive Fee Compensation
(20,600)

(43,739)

Net Unrealized Incentive Fees
27,927
$
64,804
$
Unrealized Carried Interest
65,080

(89,667)

Less: Unrealized Carried Interest Compensation
(74,500)

(70,113)

Net Unrealized Carried Interest
(9,420)
$
(159,780)
$
Related Payables
(b)
29,123
$
35,642
$
Equity-Based Compensation - Non-Incentive Fee Related
25,442

52,092

Plus: Equity-Based Compensation - Incentive Fee Related
2,548

5,812

Equity-Based Compensation
(c)
27,990
$
57,904
$

Blackstone

Unit Rollforward
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable
Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
2Q'16
3Q'16
4Q'16
1Q'17
2Q'17
Total GAAP Weighted-Average Common Units Outstanding - Basic
646,933,698

650,917,510

655,074,617

660,939,708

664,681,299

Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
1,309,402

1,495,331

1,643,603

809,184

998,974

Weighted-Average Blackstone Holdings Partnership Units
546,235,112

543,392,474

539,139,078

537,758,091

534,326,066

Total GAAP Weighted-Average Units Outstanding - Diluted
1,194,478,212
1,195,805,315
1,195,857,298
1,199,506,983
1,200,006,339
Weighted-Average Economic Net Income Adjusted Units
1,194,478,212
1,195,805,315
1,195,857,298
1,199,506,983
1,200,006,339
Economic Net Income Adjusted Units, End of Period
1,194,567,513
1,195,797,124
1,196,223,079
1,199,565,618
1,199,890,628
Total Common Units Outstanding
645,810,990

649,587,761

654,833,530

661,126,963

665,503,840

Adjustments:
Blackstone Holdings Partnership Units
542,206,078

542,410,515

537,393,402

535,206,716

530,678,056

Distributable Earnings Units Outstanding
1,188,017,068
1,191,998,276
1,192,226,932
1,196,333,679
1,196,181,896

Blackstone

Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its four segments. EI represents segment net income before taxes excluding transaction-related charges.
Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and certain long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include certain equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, which is derived from EI, as a measure to highlight earnings from operations excluding: (a) the income related to performance fees and related performance fee compensation, (b) income earned from Blackstone’s investments in the
Blackstone Funds, (c) net interest income (loss), (d) equity-based compensation, and (e) Other Revenue. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues less (a) compensation expenses (which excludes amortization of equity-based awards, Carried Interest and Incentive Fee compensation), and (b) non-interest operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone
Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds.
DE, which is a component of ENI, is the sum across all segments of: (a) Total Management, Advisory and Other Fees, Net, (b) Interest and Dividend
Revenue, (c) Realized Performance Fees, and (d) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Under the Tax Receivable
Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a supplemental non-GAAP measure derived from segment reported results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of (a) Interest Expense (including inter-segment interest related expense), (b) Taxes and Related Payables Including Payable Under Tax
Receivable Agreement, and (c) Depreciation and Amortization.
Distribution Policy. Blackstone’s intention is to distribute quarterly to common unitholders approximately 85% of The Blackstone Group L.P.’s share of
Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
Blackstone
believes
these
factors
include
but
are
not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2016, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.